SCHEDULE 14A

    Proxy Statement Pursuant to Section 14(a) of the Securities Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                The Premium Portfolios on behalf of its series -
                               Balanced Portfolio
                (Name of Registrant as Specified In Its Charter)

                              Jennifer H. Hurford
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1.   Title of each class of securities to which transaction applies:
     __________________________________________________________________________
     2.   Aggregate number of securities to which transaction applies:
     __________________________________________________________________________
     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     __________________________________________________________________________
     4.   Proposed maximum aggregate value of transaction:
     __________________________________________________________________________
     5.   Total fee paid:
     __________________________________________________________________________


[ ]  Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.   Amount Previously Paid:
     __________________________________________________________________________

     2.   Form, Schedule or Registration Statement No.:
     __________________________________________________________________________

     3.   Filing Party:
     __________________________________________________________________________

     4.   Date Filed:
     __________________________________________________________________________

                          PRELIMINARY PROXY MATERIALS
                              NOT FOR DISTRIBUTION

                               BALANCED PORTFOLIO

                               Elizabethan Square
                         George Town, Grand Cayman, BWI
                           Telephone: (345) 945-1824


                          NOTICE OF SPECIAL MEETING OF
                        HOLDERS OF BENEFICIAL INTERESTS

                            To be held July 30, 1999


     A Special Meeting of Holders of Beneficial Interests in Balanced Portfolio, will be held at Citicorp Center, 153 East 53rd Street, 14th Floor, New York, New York, on Friday, July 30, 1999 at 3:30 p.m., Eastern Time, for the following purposes:

     ITEM 1. To vote on an amendment to Balanced Portfolio's Declaration of Trust to allow the assets of the Portfolio to be invested in one or more investment companies to the extent not prohibited by the Investment Company Act of 1940, the rules and regulations thereunder, and exemptive orders granted under such Act.

     ITEM 2. To vote on an amendment to the fundamental investment policies of Balanced Portfolio to allow the assets of the Portfolio to be invested in one or more investment companies to the extent not prohibited by the Investment Company Act of 1940, the rules and regulations thereunder, and exemptive orders granted under such Act.

     ITEM 3. To vote on the transfer by Balanced Portfolio of all of its assets to Large Cap Value Portfolio and U.S. Fixed Income Portfolio in exchange for interests in Large Cap Value Portfolio and U.S. Fixed Income Portfolio, followed by the dissolution of Balanced Portfolio.

     ITEM 4. To transact such other business as may properly come before the Special Meeting of Holders of Beneficial Interests and any adjournments thereof.

     THE BOARD OF TRUSTEES OF THE PORTFOLIO RECOMMENDS THAT YOU VOTE IN FAVOR OF ITEMS 1 THROUGH 3.

     Only holders of beneficial interests of record on June 7, 1999 will be entitled to vote at the Special Meeting of Holders of Beneficial Interests and at any adjournments thereof.


                                       Philip W. Coolidge, President

July 6, 1999


     YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HElP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

                          PRELIMINARY PROXY MATERIALS
                              NOT FOR DISTRIBUTION

                               BALANCED PORTFOLIO

                               Elizabethan Square
                         George Town, Grand Cayman, BWI
                           Telephone: (345) 945-1824


                                PROXY STATEMENT

     This Proxy Statement and Notice of Special Meeting with accompanying form of proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees of Balanced Portfolio, for use at a Special Meeting of Holders of Beneficial Interests in the Portfolio, or any adjournment thereof, to be held at Citicorp Center, 153 East 53rd Street, 14th Floor, New York, New York, on Friday, July 30, 1999 at 3:30 p.m., Eastern Time. The Meeting is being held to vote on a proposed transfer of all of the assets of the Portfolio and certain other matters, as described below and in the accompanying Notice of Special Meeting.

     The close of business on June 7, 1999 has been fixed as the Record Date for the determination of holders of beneficial interests entitled to notice of and to vote at the Meeting. $268,067,241 of beneficial interests in Balanced Portfolio were outstanding as of the close of business on the Record Date. Holders of record at the close of business on the Record Date will be entitled to vote in the proportion that their beneficial interests in the Portfolio bear to the total beneficial interests in the Portfolio.

     The Portfolio's Annual Report for the fiscal year ended December 31, 1998, including audited financial statements, has previously been sent to holders of beneficial interests and is available without charge upon request by calling the Portfolio at (345) 945-1824.

     This Proxy Statement and Notice of Special Meeting with accompanying form of proxy are being mailed by the Board of Trustees on or about July 6, 1999.

                   MANNER OF VOTING PROXIES AND VOTE REQUIRED

     If the accompanying form of proxy is executed properly and returned, interests represented by it will be voted at the Meeting in accordance with the instructions on the proxy. If no instructions are specified, all beneficial interests in the Portfolio will be voted FOR proposed Items 1 through 3. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing delivered at the Meeting or filed with the Secretary of the Portfolio.

     If sufficient votes to approve the proposed Items 1 through 3 are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those interests voted at the Meeting. When voting on a proposed adjournment, the persons named as proxies will vote all interests that they are entitled to vote with respect to Items 1 through 3 FOR the proposed adjournment, unless directed to disapprove the Item, in which case such interests will be voted against the proposed adjournment.

     The presence in person or by proxy of the holders of interests representing one-third of the outstanding beneficial interests in Balanced Portfolio is required to constitute a quorum at the Meeting for purposes of voting on Item 1 and a majority of the outstanding beneficial interests in the Portfolio entitled to vote is required to constitute a quorum at the Meeting for purposes of voting on Items 2 and 3. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as interests that are present but which have not been voted. For this reason, abstentions will have the effect of a "no" vote for purposes of obtaining the requisite approval of Items 1 through 3.

                               GENERAL BACKGROUND

CURRENT STRUCTURE

     Balanced Portfolio is a master fund in a two-tier master/feeder structure. Certain feeder funds (called "Funds") with the same goals and strategies as the Portfolio invest all of their investable assets in the Portfolio. The Portfolio buys, holds and sells securities in accordance with its goals and strategies. Each Fund may withdraw its investment in the Portfolio at any time, and will do so when the Fund's Trustees believe that withdrawal would be in the best interests of the Fund's shareholders. As of December 31, 1998, the Portfolio's net assets were $265,123,864.

     Citibank, N.A. is the investment manager of Balanced Portfolio. The assets of the Portfolio are allocated among equity and fixed income securities. As manager, Citibank determines the percentages of Balanced Portfolio's assets that are to be invested in these types of securities. Normally, about 60% of the Portfolio's assets is invested in equity securities and at least 25% of its assets is invested in fixed income securities, although this blend of stocks and bonds may shift from time to time to take advantage of a strong market or based on Citibank's outlook for risk and return. Citibank manages the Portfolio's fixed income securities, and delegates the daily management of the Portfolio's equity securities to SSBC Fund Management, Inc. (SSBC), as subadviser. SSBC is an affiliate of Citibank. Citibank is entitled to receive management fees from Balanced Portfolio of 0.45% of the Portfolio's average daily net assets for its then-current fiscal year, minus any subadviser fee payable to SSBC.

     Citibank and SSBC also serve as manager and subadviser, respectively, to Large Cap Value Portfolio, another mutual fund that acts as a master fund. Currently, ten funds invest in Large Cap Value Portfolio. SSBC manages Large Cap Value Portfolio in the same manner and style as it manages the equity portion of Balanced Portfolio. As of April 30, 1999, Large Cap Value Portfolio's net assets were $95,229,611.

     Citibank also manages U.S. Fixed Income Portfolio, a mutual fund that acts as a master fund. Currently, eleven funds invest in U.S. Fixed Income Portfolio. Citibank manages U.S. Fixed Income Portfolio in the same manner and style as it manages the fixed income portion of Balanced Portfolio. As of April 30, 1999, U.S. Fixed Income Portfolio's net assets were $92,318,053.

     Citibank is entitled to receive management fees from Large Cap Value Portfolio of 0.60% of the Portfolio's average daily net assets for its then-current fiscal year, minus any subadviser fee payable to SSBC, and management fees from U.S. Fixed Income Portfolio of 0.45% of the Portfolio's average daily net assets for its then-current fiscal year.

PROPOSED STRUCTURE

     Until recently, mutual funds could not invest their assets in more than one other registered investment company without obtaining exemptive relief from the Securities and Exchange Commission. Amendments to the Investment Company Act of 1940 now permit funds to invest their assets in multiple registered investment companies so long as the funds and the investment companies that the funds invest in hold themselves out to investors as being companies that are related to one another for purposes of investment and investor services.

     In order to take advantage of this change in law and any future changes in law on this topic, each Fund is proposing to restructure so that it invests its investable assets in the two master funds described above, Large Cap Value Portfolio and U.S. Fixed Income Portfolio, instead of in Balanced Portfolio. To accomplish this restructuring, Balanced Portfolio will transfer its equity securities to Large Cap Value Portfolio and its fixed income securities to U.S. Fixed Income Portfolio. In exchange, investors in the Portfolio will receive an interest in each of Large Cap Value Portfolio and U.S. Fixed Income Portfolio corresponding in amount to the investor's pro rata share of Balanced Portfolio's contribution to the applicable Portfolio. Balanced Portfolio will then dissolve. After giving effect to the restructuring, Citibank will continue to serve as the manager for Large Cap Value Portfolio and U.S. Fixed Income Portfolio, and SSBC will continue to serve as subadviser to the Large Cap Value Portfolio.

     The restructuring will permit each Fund's equity and fixed income securities to be managed as part of larger existing portfolios of securities. Economies of scale may result and may benefit the Funds. Also, master funds managed in the same way will effectively be combined, reducing the administrative burden to Citibank.

     The Portfolio's Trustees believe that this restructuring is in the best interests of investors in the Portfolio. The Trustees will implement the restructuring for the Portfolio if its investors approve each of the proposals in Items 1, 2 and 3 below.

     In the event that the proposals in Items 1, 2 and 3 below do not receive the requisite investor approval, the Trustees will consider possible alternatives, which might include resubmission of the proposals for approval by investors.

     ITEM 1. TO VOTE ON AN AMENDMENT TO BALANCED PORTFOLIO'S DECLARATION OF TRUST TO ALLOW THE ASSETS OF THE PORTFOLIO TO BE INVESTED IN ONE OR MORE INVESTMENT COMPANIES TO THE EXTENT NOT PROHIBITED BY THE INVESTMENT COMPANY ACT OF 1940, THE RULES AND REGULATIONS THEREUNDER, AND EXEMPTIVE ORDERS GRANTED UNDER SUCH ACT.

     It is proposed that Balanced Portfolio's Declaration of Trust be amended to permit the Portfolio to invest in other investment companies to the extent not prohibited by the 1940 Act.

     As described above, amendments to the 1940 Act permit mutual funds to invest their investable assets in multiple registered investment companies so long as certain conditions are met. The proposed amendment to Balanced Portfolio's Declaration of Trust which appears below will allow the Portfolio to take advantage of the changes in law and will permit the restructuring described under "General Background," above, to take place. Balanced Portfolio's Board of Trustees believes that this amendment is in the best interests of the investors in the Portfolio. It is proposed that Section 3.2(d) of the Declaration of Trust be amended by deleting the words below that have been marked through [bracketed]:

          (d) Notwithstanding any other provision of this Declaration to the contrary, the Trustees shall have the power in their discretion without any requirement of approval by investors to either invest all or a portion of the Trust Property of each Series of the Trust (other than the Series designated as [Balanced Portfolio,] Government Income Portfolio, International Equity Portfolio and Emerging Asian Markets Equity Portfolio), or sell all or a portion of such Trust Property and invest the proceeds of such sales, in one or more investment companies to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

                                 VOTE REQUIRED

     If a quorum is present at a meeting of the Portfolio's investors, the affirmative vote of the holders of a majority of the interests in the Portfolio present, in person or by proxy, at such meeting is required for approval of the amendment to the Portfolio's Declaration of Trust. For purposes of voting on an amendment to the Portfolio's Declaration of Trust, holders of at least one-third of the interests in the Portfolio, present in person or by proxy, constitute a quorum.

     THE BOARD OF TRUSTEES OF BALANCED PORTFOLIO UNANIMOUSLY RECOMMENDS THAT THE HOLDERS OF BENEFICIAL INTERESTS IN BALANCED PORTFOLIO VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE PORTFOLIO'S DECLARATION OF TRUST.

     ITEM 2. TO VOTE ON AN AMENDMENT TO THE FUNDAMENTAL INVESTMENT POLICIES OF BALANCED PORTFOLIO TO ALLOW THE ASSETS OF THE PORTFOLIO TO BE INVESTED IN ONE OR MORE INVESTMENT COMPANIES TO THE EXTENT NOT PROHIBITED BY THE INVESTMENT COMPANY ACT OF 1940, THE RULES AND REGULATIONS THEREUNDER, AND EXEMPTIVE ORDERS GRANTED UNDER SUCH ACT.

     Balanced Portfolio has adopted certain fundamental investment restrictions which, as a matter of law, cannot be changed without investor approval. As noted above, amendments to the 1940 Act permit mutual funds to invest their investable assets in multiple investment companies so long as certain conditions are met. In order to take advantage of this flexibility and to permit Balanced Portfolio to enter into the restructuring described above in "General Background," it is proposed that each of the fundamental investment restrictions listed in EXHIBIT A be amended as indicated in that Exhibit.

     The Trustees believe that the proposed amendments to the fundamental investment policies are in the best interests of the holders of beneficial interests in Balanced Portfolio.

                                 VOTE REQUIRED

     Because the investment restrictions in EXHIBIT A are fundamental policies of Balanced Portfolio, approval of the amendment of the restrictions will require "a majority interests vote" of Balanced Portfolio. A "majority interests vote" requires approval by the holders of 67% or more of the Portfolio's beneficial interests which are present or represented at the meeting if the holders of more than 50% of such interests are present or represented by proxy, or more than 50% of the Portfolio's beneficial interests, whichever is less.

     THE BOARD OF TRUSTEES OF BALANCED PORTFOLIO UNANIMOUSLY RECOMMENDS THAT THE HOLDERS OF BENEFICIAL INTERESTS IN BALANCED PORTFOLIO vOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE PORTFOLIO'S FUNDAMENTAL INVESTMENT POLICIeS TO ALLOW THE ASSETS OF THE PORTFOLIO TO BE INVESTED IN ONE OR MORE INVESTMENT COMPANIES tO THE EXTENT NOT PROHIBITED BY THE 1940 ACT.

     ITEM 3. TO VOTE ON THE TRANSFER BY BALANCED PORTFOLIO OF ALL OF ITS ASSETS TO LARGE CAP VALUE PORTFOLIO AND U.S. FIXED INCOME PORTFOLIO IN EXCHANGE FOR INTERESTS IN LARGE CAP VALUE PORTFOLIO AND U.S. FIXED INCOME PORTFOLIO, FOLLOWED BY THE DISSOLUTION OF BALANCED PORTFOLIO.

     It is intended that proxies submitted by holders of beneficial interests in Balanced Portfolio not limited to the contrary will be voted in favor of the Portfolio transferring its equity securities to Large Cap Value Portfolio and its fixed income securities to U.S. Fixed Income Portfolio in exchange for interests in those investment companies, followed by the dissolution of Balanced Portfolio. See "General Background" above.

                                 VOTE REQUIRED

     Approval the transfer of assets of Balanced Portfolio will require the approval of "a majority interests vote" of Balanced Portfolio.

     THE BOARD OF TRUSTEES OF BALANCED PORTFOLIO UNANIMOUSLY RECOMMENDS THAT THE HOLDERS OF BENEFICIAL INTERESTS IN BALANCED PORTFOLIO VOTE FOR APPROVAL OF THE PROPOSED TRANSFER TO LARGE CAP VALUE PORTFOLIO AND U.S. FIXED INCOME PORTFOLIO.

     ITEM 4. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OF HOLDERS OF BENEFICIAL INTERESTS AND ANY ADJOURNMENTS THEREOF.

     The management of the Portfolio knows of no other business to be presented at the Meeting. If any additional matters should be properly presented, it is intended that the enclosed proxy (if not limited to the contrary) will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

                          INTERESTS OF CERTAIN PERSONS

     As of the Record Date, the Trustees and officers of the Portfolio, individually and as a group, owned beneficially or had the right to vote less than 1% of the outstanding interests in the Portfolio or shares of any of the funds investing in the Portfolio.

     As of the Record Date, to the best knowledge of the Portfolio, the following entities beneficially owned the outstanding beneficial interests in the Portfolio:

          ------------------------ ----------------------------
                                            BALANCED
                                            PORTFOLIO
          ------------------------ ------------- --------------
            NAME OF BENEFICIAL      Beneficial    Percentage
                   OWNER            Ownership      Interest
          ------------------------ ------------- --------------
          ------------------------ ------------- --------------
          CitiFunds Balanced
          Portfolio                $238,402,608   88.93%

          ------------------------ ------------- --------------
          CitiFunds Balanced
          Portfolio, Ltd.          $29,664,633   11.07%

          ------------------------ ------------- --------------

     The address of CitiFunds Balanced Portfolio is 21 Milk Street, Boston Massachusetts 02109. The address of CitiFunds Balanced Portfolio, Ltd. is c/o Maples and Calder, P.O. Box 309, Ugland House, George Town, Grand Cayman, Cayman Islands, BWI.

                             ADDITIONAL INFORMATION

     The Portfolio is a series of The Premium Portfolios (known as the "Trust"), a diversified, open-end registered investment company organized as a New York trust under a Declaration of Trust dated as of September 13, 1993. Balanced Portfolio was designated as separate series of the Trust on September 13, 1993. The mailing address of the Trust is Elizabethan Square, George Town, Grand Cayman, BWI.

     The cost of soliciting proxies in the accompanying form, which is expected to be about $2,500, will be borne by Citibank. In addition to solicitation by mail, proxies may be solicited by the Board of Trustees, officers, and regular employees and agents of the Portfolio without compensation therefor.

     The Portfolio's placement agent is CFBDS, Inc., 21 Milk Street, Boston, Massachusetts 02109. State Street Bank and Trust Company acts as custodian for the Portfolio. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110. State Street Cayman Trust Company, Ltd. provides transfer agency services to the Portfolio. The principal business address of State Street Cayman Trust Company, Ltd. is P.O. Box 2508 GT, Grand Cayman, BWI. Citibank provides administrative services to the Portfolio pursuant to a Management Agreement.

                        SUBMISSION OF CERTAIN PROPOSALS

     The Trust is a trust formed under the laws of the State of New York, and as such is not required to hold annual meetings of holders of beneficial interests, although special meetings may be called for the Portfolio, or for the Trust as a whole, for purposes such as electing Trustees or removing Trustees, changing fundamental policies, or approving an advisory contract. Proposals of holders of beneficial interests to be presented at any subsequent meeting of holders of beneficial interests must be received by the Trust at the Trust's office within a reasonable time before the proxy solicitation is made.

     YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY
PROMPTLY.


                               By Order of the Board of Trustees,

                               Philip W. Coolidge, President


July 6, 1999

                                                                      EXHIBIT A


           FUNDAMENTAL INVESTMENT RESTRICTIONS PROPOSED TO BE AMENDED
                             FOR BALANCED PORTFOLIO

                    Added text appears in italics [brackets].

          The Portfolio will not:

          (3) Purchase securities of any issuer if such purchase at the time thereof would cause with respect to 75% of the total assets of the Portfolio more than 10% of the voting securities of such issuer to be held by the Portfolio[; provided that, for purposes of this restriction, the Portfolio may invest all or any portion of its assets in one or more investment companies to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act].

          (4) Purchase securities of any issuer if such purchase at the time thereof would cause as to 75% of the Portfolio's total assets more than 5% of the Portfolio's assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by the United States, any state or political subdivision of either of the foregoing or any agency or instrumentality of the United States or of any state or of any political subdivision of any state)[; provided that, for purposes of this restriction, the Portfolio may invest all or any portion of its assets in or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act].

                                                                       APPENDIX



                          PRELIMINARY PROXY MATERIALS
                              NOT FOR DISTRIBUTION

PROXY CARD                                                         PROXY CARD

                               BALANCED PORTFOLIO

                  A PROXY FOR A SPECIAL MEETING OF HOLDERS OF
                 BENEFICIAL INTERESTS TO BE HELD JULY 30, 1999

     The undersigned, revoking all Proxies heretofore given, hereby appoints each of __________ and __________, or any one of them, as Proxies of the undersigned with full power of substitution, to vote on behalf of all of the undersigned all beneficial interests in Balanced Portfolio which the undersigned is entitled to vote at the Special Meeting of Holders of Beneficial Interests in the Portfolio to be held at Citicorp Center, 153 East 53rd Street, 14th Floor, New York, New York, on Friday, July 30, 1999 at 3:30 p.m., Eastern Time, and at any adjournment thereof, as fully as the undersigned would be entitled to vote if personally present, as follows:

PROXY SOLICITED ON BEHALF OF THE PORTFOLIO'S BOARD OF TRUSTEES.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

1. An amendment to Balanced Portfolio's Declaration of Trust to allow the assets of the Portfolio to be invested in one or more investment companies to the extent not prohibited by the Investment Company Act of 1940, the rules and regulations thereunder, and exemptive orders granted under such Act.

     ______FOR                ______AGAINST            ______ABSTAIN


2. An amendment to the fundamental investment policies of Balanced Portfolio to allow the assets of the Portfolio to be invested in one or more investment companies to the extent not prohibited by the Investment Company Act of 1940, the rules and regulations thereunder, and exemptive orders granted under such Act.

     ______FOR                ______AGAINST            ______ABSTAIN

3. The transfer by Balanced Portfolio of all of its assets to Large Cap Value Portfolio and U.S. Fixed Income Portfolio in exchange for interests in Large Cap Value Portfolio and U.S. Fixed Income Portfolio, followed by the dissolution of Balanced Portfolio.

     ______FOR                ______AGAINST            ______ABSTAIN


THE BENEFICIAL INTERESTS REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR ANY PROPOSALS FOR WHICH NO CHOICE IS INDICATED.

THE PROXIES ARE AUTHORIZED IN THEIR DISCRETIOn TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR AnY ADJOURNMENT THEREOF.

Date:---------------
                                    -----------------------------------
                                    Signature

                                    -----------------------------------
                                    Signature of joint owner, if any

NOTE:  PLEASE SIGN EXACTLY AS YoUR NAME(S) APPEAR ON THIS CARD

When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return in the enclosed envelope.